SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 5, 2004
(Date of earliest event reported)

GAINSCO, INC.

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	001-09828 (Commission File Number)	75-1617013 (IRS Employer Identification No.)

1445 ROSS AVENUE, SUITE 5300, DALLAS, TEXAS 75202
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 647-0415

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     No financial statements or pro forma financial statements are required to be filed as a part of this Report. The following is a list of exhibits furnished as part of this Current Report on Form 8-K:

99.1	Press Release dated March 5, 2004 issued by the Registrant

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 5, 2004, GAINSCO, INC. (the “Registrant”) released its financial results for the fourth quarter and year ended December 31, 2003. A copy of the Registrant’s press release dated March 5, 2004, reporting such results is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information furnished in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.
BY: /s/ GLENN W. ANDERSON
_______________________________
Glenn W. Anderson, President and Chief Executive Officer

DATED: March 9, 2004

GAINSCO, INC.

EXHIBIT INDEX

EXHIBIT	SEQUENTIALLY
EXHIBIT NO.	NUMBERED PAGE

99.1	Press Release dated March 5, 2004 issued by the Registrant (1)

               (1) Furnished herewith.